               Exhibits in Support of Fairness Opinion For

                             PROJECT SLUGGER

                           [LOGO] BT ALEX.BROWN

                              April 13, 1998

--------------------------------------------------------------------------

         The information contained in this document was obtained from the management of ASTROS and other sources.

         This document has been prepared for the use of the Board of Directors of ASTROS only. It is confidential and may not be disclosed or provided to any third parties without the written permission of BT Alex. Brown Incorporated ("BT Alex. Brown").

         This document is prepared as of April 9, 1998 and reflects information made available to us prior to such date. It does not include information regarding all of the assessments made by BT Alex. Brown in arriving at its conclusions.

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PROJECT SLUGGER                -1-                    [LOGO] BT ALEX.BROWN
                                                             Incorporated

                            TABLE OF CONTENTS
-------------------------------------------------------------------------

                                                                          TAB
                                                                          ---

I.   Overview of the Proposed Transaction

          A. Review of Process                                             1

          B. Overview of Acquiror                                          2

          C. Financial Overview of Proposed Transaction                    3

II.  Overview of ASTROS                                                    4

III. Summary Valuation Analysis

          A. Implied Price Per Share Based on Selected M&A Transactions    5

          B. Discounted Cash Flow Analysis                                 6

          C. Implied Price Per Share Based on Selected Public Companies    7

          D. Premiums Paid Analysis                                        8

IV.  Appendix                                                              9

-------------------------------------------------------------------------
PROJECT SLUGGER                     -2-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

-------------------------------------------------------------------------



                            Review of Process



-------------------------------------------------------------------------
PROJECT SLUGGER                    -3-              [LOGO] BT ALEX.BROWN
                                                           Incorporated

                            REVIEW OF PROCESS
-------------------------------------------------------------------------


o BT Alex. Brown ("BTAB") has a long standing relationship with ASTROS (lead-managing the IPO - August 1996, the follow-on offering - July 1997, and the 144A convertible debt offering - October 1997). BT Alex. Brown was engaged by ASTROS to evaluate strategic alternatives arising from Vencor's decision to seek liquidity for its ASTROS stock.


o On February 2, Vencor announced its intention to reorganize its own business and monetize its 10 million shares (42%) of common stock in ASTROS.

o Commencing on January 30, BTAB contacted a number of parties regarding potential interest in acquiring Vencor's block. Following the Vencor announcement, a number of parties that were not contacted also directly expressed their interest.

o   Between February 3 and February 13, management met with over 25 parties.

o A special committee of the Board was formed on February 12 and determined at a February 23 meeting to evaluate the proposals received.


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PROJECT SLUGGER                    -4-              [LOGO] BT ALEX.BROWN
                                                           Incorporated

                            REVIEW OF PROCESS
-------------------------------------------------------------------------


o Five parties indicated an interest in a transaction involving the entire Company. At such time, no party made a firm proposal to acquire only the Vencor block.

o On February 27, Lazard Freres Real Estate Investors, LLC ("LFREI") began a two-week exclusivity period to complete its due diligence and execute a definitive agreement.

o Upon expiration of the two-week period, LFREI revised its valuation based on its due diligence review. The Special Committee determined it was in the best interest of shareholders to review other offers.

o Between March 22 and April 5, due diligence was conducted by two other parties.

o On April 7, indications of interest were received from two parties. One indication of interest was for the entire Company at a lower valuation than that received from LFREI, and one indication of interest was at a similar valuation, subject to numerous conditions including financing, for the Vencor block only.

o On April 8, the Special Committee determined it was in the best interest of shareholders to accept an offer for the entire Company and proceed with the LFREI offer which, as of such date, was the highest offer received for the Company as a whole.


-------------------------------------------------------------------------
PROJECT SLUGGER                    -5-              [LOGO] BT ALEX.BROWN
                                                           Incorporated

                            REVIEW OF PROCESS
-------------------------------------------------------------------------
                                                        Number of Parties
                                                        -----------------

Initial Discussions                                             27

Confidentiality Agreements Signed                               17

Confidential Company Materials Sent                              6

Meetings at Company                                              5

Indications of Interest                                          5

Detailed Due Diligence Review                                    3

Offers Received (2 for entire Company, 1 for Vencor block)       3




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PROJECT SLUGGER                    -6-              [LOGO] BT ALEX.BROWN
                                                           Incorporated

-------------------------------------------------------------------------



                           Overview of Acquiror



-------------------------------------------------------------------------
PROJECT SLUGGER                    -7-              [LOGO] BT ALEX.BROWN
                                                           Incorporated

                           OVERVIEW OF ACQUIROR
-------------------------------------------------------------------------


o  LFREI and its affiliates have been investing in real estate since 1971.

o LFREI manages two sets of funds (1) Lazard Freres Real Estate Fund I and II and (2) LF Strategic Realty Investors ("LFSRI").

o LFREF is comprised of four partnerships totaling $500 million. LFSRI consists of two partnerships totaling $2 billion.

o LFSRI has made a strategic investment in ARV Assisted Living ("ARV") and announced the acquisition of Kapson Senior Quarters ("Kapson"), two assisted living companies.


-------------------------------------------------------------------------
PROJECT SLUGGER                    -8-              [LOGO] BT ALEX.BROWN
                                                           Incorporated

-------------------------------------------------------------------------



               Financial Overview of Proposed Transaction



-------------------------------------------------------------------------
PROJECT SLUGGER                    -9-              [LOGO] BT ALEX.BROWN
                                                           Incorporated

                  SUMMARY OF PROPOSED TRANSACTION TERMS
-------------------------------------------------------------------------

Transaction:                    Cash merger for all of the outstanding shares
                                except certain shares to be retained by Vencor and management


Accounting Treatment:           Recapitalization


Termination Fee:                3% of equity value plus expenses


Key Conditions to Closing:      Customary conditions, including stockholder
                                approval and Hart-Scott-Rodino; No
                                financing contingency


Shareholder Support Agreement:  Vencor and management


Closing:                        As soon as possible, but no later than
                                October 30, 1998

-------------------------------------------------------------------------
PROJECT SLUGGER                   -10-              [LOGO] BT ALEX.BROWN
                                                           Incorporated

             FINANCIAL OVERVIEW OF THE PROPOSED TRANSACTION
-------------------------------------------------------------------------
              (dollars in millions, except per share data)


Summary of the Proposed Transaction
-----------------------------------

Purchase Price Per Share:                             $   20.25

Shares Outstanding
     Shares Outstanding                                    23.4
     Options Oustanding                                     2.2
                                                      ---------

          Total Shares Outstanding                         25.6
                                                      =========

Total Implied Equity Purchase Price:                  $   518.6
Less: Exercise of Option Proceeds                        ($30.5)
                                                      ---------
Net Equity Purchase Price:                            $   488.2
     Plus: Debt (as of 12/31/97)                      $   256.8
     Less: Cash (as of 12/31/97)                      $   188.3
                                                      ---------

Enterprise Purchase Price:                            $   556.7
     Plus: Capitalized Leases (as of 12/31/97)        $     4.9
                                                      ---------

Lease Adjusted Enterprise Purchase Price:             $   561.6
                                                      =========

-------------------------------------------------------
Note: Cash, debt and capitalized leases as of 12/31/97.
      Leases capitalized at 12.5%.

-------------------------------------------------------------------------
PROJECT SLUGGER                   -11-              [LOGO] BT ALEX.BROWN
                                                           Incorporated

                     SUMMARY OF PROPOSED TRANSACTION
-------------------------------------------------------------------------
          (dollars in millions, except per share and bed data)

                                                                   Transaction
Analysis of Purchase Price                                  ASTROS  Multiples
--------------------------                                  ------ -----------

Equity Value Multiples:
     LTM Net Income                                          $7.4     66.1x
     CY 1998 Net Income (a)                                 $13.8     35.4x
     CY 1999 Net Income (a)                                 $21.9     22.3x

Lease Adj. Enterprise Value Multiples:
     LTM Revenues                                           $68.9      8.2x
     LTM EBITDAR                                            $20.6     27.2x
     Current Owned, Leased & Managed Beds ($ in 000's)      5,247    $107.0

Premium to Market:
     One Day Prior to Vencor Announcement (1/30/98)        $18.13     11.7%
     One Month Prior to Vencor Announcement (1/02/98)      $17.50     15.7%
     One Day Prior to ASTROS Announcement (2/24/98)        $20.88     -3.0%
     One Month Prior to ASTROS Announcement (1/26/98)      $17.19     17.8%
     One Day Prior to Announcement (4/09/98)               $19.13      5.9%
     One Month Prior to Announcement (3/09/98)             $20.00      1.3%

--------------------------------------
(a) Source: Company estimates.
Note: LTM as of 12/31/97.

-------------------------------------------------------------------------
PROJECT SLUGGER                    -12-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

-------------------------------------------------------------------------


                            Overview of ASTROS


-------------------------------------------------------------------------
PROJECT SLUGGER                    -13-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

                 ASTROS SUMMARY INCOME STATEMENT ANALYSIS
-------------------------------------------------------------------------
            (in thousands, except per share and facility data)




                                                                          Year Ended December 31,
                                             --------------------------------------------------------------------------
                                             1996A     1997A      1998P        1999P     2000P        2001P       2002P
                                             -----     -----      -----        -----     -----        -----       -----
Operating Data:
     Revenue                                $51,846   $68,878   $136,558     $195,524   $263,150    $342,298    $414,720
     EBITDAR                                 16,367    20,642     43,646       69,318     97,065     127,539     157,773
     EBITDA                                  16,014    20,027     39,995       64,861     91,694     121,591     151,795
     Net Income                               4,904     7,386     13,794       21,933     30,418      41,136      53,511
     Diluted EPS                              $0.40     $0.37      $0.59        $0.87      $1.15       $1.50       $1.90

Statistical Data (End of Period):
     Number of Facilities                        21        41         74           93        124         147         165
     Resident Capacity                        2,942     4,170      6,892        8,472     10,530      12,600      14,220
     Occupancy                                96.8%     89.5%      86.8%        88.5%      88.6%       90.4%       90.6%
     Avg. Revenue Per Unit                   $1,494    $1,924     $2,196       $2,349     $2,448      $2,642      $2,777

Margins:
     EBITDAR                                  31.6%     30.0%      32.0%        35.5%      36.9%       37.3%       38.0%
     EBITDA                                   30.9%     29.1%      29.3%        33.2%      34.8%       35.5%       36.6%
     Pre-tax                                  13.6%     17.1%      16.3%        18.3%      18.9%       19.7%       21.1%
     Net Income                                9.5%     10.7%      10.1%        11.2%      11.6%       12.0%       12.9%

Growth Rates:
     Revenue                                   8.1%     32.9%      98.3%        43.2%      34.6%       30.1%       21.2%
     EBITDAR                                   1.1%     26.1%     111.4%        58.8%      40.0%       31.4%       23.7%
     EBITDA                                    1.3%     25.1%      99.7%        62.2%      41.4%       32.6%       24.8%
     Diluted EPS                               2.9%      5.2%      60.3%        47.7%      31.7%       30.4%       26.9%



----------------------------
Source: Company projections.


-------------------------------------------------------------------------
PROJECT SLUGGER                    -14-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

                      GEOGRAPHIC COMMUNITY COVERAGE
-------------------------------------------------------------------------




     [PICTURE OF UNITED STATES MAP WITH STAR AND OVAL BULLETS DEPICTING ASTROS LOCATIONS IN DIFFERENT STATES]






[Picture of Star]        Existing
[Picture of Oval Bullet] Development








-------------------------------------------------------------------------
PROJECT SLUGGER                    -15-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

                       ASTROS STOCK PRICE HISTORY
-------------------------------------------------------------------------
                           IPO Through 4/09/98

                               [LINE CHART]

                             $20.25 per share

                 Stock Price
                 -----------

8/20/96             10
8/21/96             11.5
8/22/96             11.625
8/23/96             11.625
8/26/96             11.5

8/27/96             11.375
8/28/96             11.6875
8/29/96             12.125
8/30/96             12.25
9/3/96              12
9/4/96              11.875
9/5/96              12
9/6/96              12
9/9/96              12
9/10/96             12.125
9/11/96             11.5
9/12/96             12
9/13/96             12.375
9/16/96             12.75
9/17/96             12.75
9/18/96             13
9/19/96             12.75
9/20/96             12.875
9/23/96             12.75
9/24/96             12.25
9/25/96             12.25
9/26/96             12.5
9/27/96             12
9/30/96             12.5
10/1/96             12.875
10/2/96             12.625
10/3/96             12.5
10/4/96             12.5
10/7/96             12.25
10/8/96             12.75
10/9/96             12.5
10/10/96            12.5
10/11/96            12.5
10/14/96            12.625
10/15/96            13.125
10/16/96            13.5
10/17/96            13.875
10/18/96            13.625
10/21/96            13.125
10/22/96            13.25
10/23/96            13.375
10/24/96            12.6875
10/25/96            12.625
10/28/96            12.5
10/29/96            12.5
10/30/96            12.625
10/31/96            12.625
11/1/96             12.375
11/4/96             12.625
11/5/96             12.625
11/6/96             12.625
11/7/96             12.5
11/8/96             12.625
11/11/96            12.5

11/12/96            12.25
11/13/96            11.75
11/14/96            11.125
11/15/96            11.5
11/18/96            11
11/19/96            10.75
11/20/96            10.5
11/21/96            10.5
11/22/96            10.5
11/25/96            10.375
11/26/96            10.375
11/27/96            10.5
11/29/96            10.125
12/2/96             9.25
12/3/96             9.875
12/4/96             10.625
12/5/96             10.75
12/6/96             10.875
12/9/96             10.75
12/10/96            11.625
12/11/96            11.375
12/12/96            11.5
12/13/96            11
12/16/96            11.25
12/17/96            11.125
12/18/96            10.875
12/19/96            10.875
12/20/96            11
12/23/96            11
12/24/96            10.5
12/26/96            10.375
12/27/96            10.375
12/30/96            10.375
12/31/96            10.25
1/2/97              10.25
1/3/97              10.125
1/6/97              10.25
1/7/97              10
1/8/97              10
1/9/97              10
1/10/97             10.5
1/13/97             11.5
1/14/97             11.5
1/15/97             11.75
1/16/97             11.875
1/17/97             11.8125
1/20/97             12.25
1/21/97             12
1/22/97             11.75
1/23/97             11.625
1/24/97             11.625
1/27/97             11.75
1/28/97             11.875
1/29/97             12.25

1/30/97             12.25
1/31/97             12.25
2/3/97              12.5625
2/4/97              12.625
2/5/97              12.25
2/6/97              12.625
2/7/97              12.125
2/10/97             11.75
2/11/97             12.25
2/12/97             13
2/13/97             12.875
2/14/97             13.5
2/18/97             13.25
2/19/97             12.375
2/20/97             12
2/21/97             12.5
2/24/97             12.5
2/25/97             12.5625
2/26/97             12.75
2/27/97             12.625
2/28/97             12.25
3/3/97              11.75
3/4/97              12
3/5/97              11.5
3/6/97              11.75
3/7/97              11.75
3/10/97             11.75
3/11/97             12.25
3/12/97             12.25
3/13/97             12
3/14/97             11.75
3/17/97             12
3/18/97             12
3/19/97             11.78125
3/20/97             12
3/21/97             12.25
3/24/97             12
3/25/97             11.5
3/26/97             11.1875
3/27/97             11.375
3/31/97             10.5
4/1/97              11
4/2/97              10.75
4/3/97              10.875
4/4/97              11
4/7/97              10.75
4/8/97              10.625
4/9/97              10.75
4/10/97             10.625
4/11/97             10.625
4/14/97             10.875
4/15/97             10.875
4/16/97             11.125
4/17/97             11

4/18/97             11.125
4/21/97             11.125
4/22/97             10.75
4/23/97             10.75
4/24/97             10.75
4/25/97             11
4/28/97             10.75
4/29/97             11.125
4/30/97             11.25
5/1/97              11.25
5/2/97              11.5
5/5/97              11.5
5/6/97              11.25
5/7/97              11
5/8/97              11.5
5/9/97              11.5
5/12/97             12.25
5/13/97             12
5/14/97             12.5
5/15/97             12.75
5/16/97             12.375
5/19/97             12.25
5/20/97             12.125
5/21/97             12.375
5/22/97             12.375
5/23/97             12.375
5/27/97             12.375
5/28/97             12.25
5/29/97             13.375
5/30/97             13.25
6/2/97              13.375
6/3/97              13.875
6/4/97              14.125
6/5/97              13.875
6/6/97              13.5
6/9/97              14
6/10/97             13.75
6/11/97             13.875
6/12/97             13.875
6/13/97             13.875
6/16/97             14.25
6/17/97             14.5
6/18/97             14.625
6/19/97             14.625
6/20/97             14.5
6/23/97             14.125
6/24/97             15
6/25/97             15
6/26/97             14.75
6/27/97             15
6/30/97             15.375
7/1/97              15.625
7/2/97              15.5
7/3/97              14.375

7/7/97              14.875
7/8/97              15
7/9/97              15.25
7/10/97             16
7/11/97             16.125
7/14/97             15.5
7/15/97             15.875
7/16/97             15.875
7/17/97             16
7/18/97             15.25
7/21/97             15.5
7/22/97             15.625
7/23/97             16.25
7/24/97             16.25
7/25/97             16.5
7/28/97             17
7/29/97             16.875
7/30/97             16.125
7/31/97             16.25
8/1/97              16.125
8/4/97              17.5
8/5/97              16.75
8/6/97              16.75
8/7/97              17.25
8/8/97              17.625
8/11/97             17.375
8/12/97             17.25
8/13/97             17
8/14/97             16.75
8/15/97             16.75
8/18/97             16.625
8/19/97             16.75
8/20/97             17.5
8/21/97             17.25
8/22/97             17.25
8/25/97             17.625
8/26/97             17.5
8/27/97             17.5625
8/28/97             17.625
8/29/97             17.875
9/2/97              17.875
9/3/97              17.75
9/4/97              17.875
9/5/97              17.5
9/8/97              17.625
9/9/97              17.5
9/10/97             17.5
9/11/97             17.875
9/12/97             17.875
9/15/97             18
9/16/97             17.75
9/17/97             18.625
9/18/97             18.75
9/19/97             18.75

9/22/97             19
9/23/97             18.5
9/24/97             17.875
9/25/97             17.875
9/26/97             18.125
9/29/97             17
9/30/97             18
10/1/97             18.375
10/2/97             18.625
10/3/97             18.625
10/6/97             18.875
10/7/97             18.5625
10/8/97             17.875
10/9/97             16.875
10/10/97            16.5625
10/13/97            16.9375
10/14/97            16.9375
10/15/97            17
10/16/97            16.75
10/17/97            16.75
10/20/97            16.1875
10/21/97            17.375
10/22/97            17.5625
10/23/97            17.25
10/24/97            16.875
10/27/97            15.75
10/28/97            16.3125
10/29/97            16.5
10/30/97            16.1875
10/31/97            16.625
11/3/97             16.375
11/4/97             16.5
11/5/97             16.1875
11/6/97             16.5
35741               16.375
35744               16.375
35745               16
35746               16
35747               16.375
35748               16.375
11/17/97            16.625
11/18/97            16.625
11/19/97            16.625
11/20/97            16.6875
11/21/97            16.75
11/24/97            16.875
11/25/97            16.875
11/26/97            16.75
11/28/97            16.8125
12/1/97             17.25
12/2/97             17.4375
12/3/97             17.4375
12/4/97             17.5
12/5/97             17.5

12/8/97             17.75
12/9/97             17.25
12/10/97            17.125
12/11/97            16.25
12/12/97            16.125
12/15/97            16.625
12/16/97            16.875
12/17/97            17
12/18/97            16.875
12/19/97            17
12/22/97            16.875
12/23/97            16.75
12/24/97            17
12/26/97            16.625
12/29/97            17.125
12/30/97            17.25
12/31/97            17.125
1/2/98              17.5
1/5/98              17.625
1/6/98              18.25
1/7/98              18
1/8/98              17.5
1/9/98              16.875
1/12/98             17
1/13/98             17.4375
1/14/98             17.71875
1/15/98             17.75
1/16/98             17.625
1/20/98             17.4375
1/21/98             17.25
1/22/98             17.25
1/23/98             17.25
1/26/98             17.1875
1/27/98             18.25
1/28/98             18.0625
1/29/98             18
1/30/98             18.125
2/2/98              17.375         Vencor Announcement (2/2/98)
2/3/98              16.875
2/4/98              16.5
2/5/98              17.625
2/6/98              17.75
2/9/98              17.875
2/10/98             18.25
2/11/98             19.125
2/12/98             19.5
2/13/98             19.375
2/17/98             19.96875
2/18/98             20.0625
2/19/98             20
2/20/98             20.125
2/23/98             20.438
2/24/98             20.875
2/25/98             20.75          ASTROS Announcement (2/25/98)

2/26/98             20.188
2/27/98             20.375
3/2/98              20.125
3/3/98              20.063
3/4/98              19.875
3/5/98              19.9375
3/6/98              20.03125
3/9/98              20
3/10/98             19.875
3/11/98             20.75
3/12/98             21.25
3/13/98             21.375
3/16/98             21.375
3/17/98             21.125
3/18/98             21
3/19/98             20.9375
3/20/98             20.5
3/23/98             20.3125
3/24/98             20.625
3/25/98             20
3/26/98             19.75
3/27/98             19.75
3/30/98             19.5
3/31/98             19.25
4/1/98              19.75
4/2/98              19.4375
4/3/98              19.25
4/6/98              19.25
4/7/98              18.6875
4/8/98              19.125
4/9/98              19.125


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PROJECT SLUGGER                    -16-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

                 SUMMARY OF SELECTED ANALYSTS' COMMENTS
-------------------------------------------------------------------------

                                              Estimate                      CY 1998      CY 1999
Financial Institution (Analyst)                 Date      Recommendation  EPS Estimate EPS Estimate
-------------------------------               --------    --------------  ------------ ------------
BT Alex. Brown (Swenson)                       2/11/98       Strong Buy       $0.59       $0.88
Donaldson, Lufkin & Jenrette (Hindelong)       1/23/98          Buy           $0.57       $0.85
Furman Selz (Henshaw)                          1/8/98        Strong Buy       $0.57       $0.84
J.C. Bradford & Co. (Morgan)                   12/2/97       Strong Buy       $0.59          --
Morgan Stanley Dean Witter (Mackesy)           11/24/97       Neutral         $0.56       $0.85
Salomon Smith Barney (Gitkin)                  11/11/97      Outperform       $0.58       $0.86
                                                                          ------------ ------------
I/B/E/S Mean:                                                                 $0.57       $0.85

---------------------------------------------------------------------------------------------------

o BT Alex. Brown (2/26/98) -- We expect resolution on the sale of Vencor's position in ASTROS (10 million shares) to be settled soon. In addition, on February 25, 1998, ASTROS announced that it had received several informal proposals regarding a possible business combination. We continue to believe that ASTROS is particularly well positioned among assisted living providers with its strong management team, profitable operating history and visibility on its development pipeline, as well as its majority ownership of assets.

o BT Alex. Brown (2/2/98) -- Vencor has announced its intention to sell its investment in ASTROS, which currently represents 42% of ASTROS' primary shares or 33% of ASTROS' shares upon conversion of ASTROS' convertible subordinated notes. Vencor is followed by BT Alex. Brown analyst Peter Emch. This transaction is expected to be accomplished as part of Vencor's restructuring, which will split Vencor into two public companies, including a real estate investment trust and an operating company. We believe that Vencor's position in ASTROS will be sold to a financial buyer. Although we would not eliminate the possibility of a strategic buyer (another assisted living company) due to the fact that ASTROS is not a poolable entity, we believe that this scenario is unlikely.

o J.C. Bradford & Co. (12/2/97) -- ASTROS has a stable, profitable base of independent and assisted-living assets from which it can execute its growth-through-ownership strategy. With cash balances exceeding $200 million, the Company has the resources to fund this strategy. In addition to a proprietary development agreement, ASTROS may also see unique acquisition opportunities as a result of its relationship with Vencor. Trading at 29.2x our 1998 estimate of $0.59 per share, we maintain a Strong Buy rating on the shares.


o Furman Selz (12/1/97) -- ASTROS superior balance sheet and enviable access to capital make it well positioned to support current development and acquisition plans. ASTROS has an extremely high percentage (94%) of owned facilities, and its lease adjusted leverage is less than 58% (the lowest in the sector). ASTROS top three executives have a combined total of 60+ years in real estate, health care and acquisition-oriented roles.

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PROJECT SLUGGER                    -17-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

           SELECTED PUBLIC ASSISTED LIVING COMPANY STATISTICS
-------------------------------------------------------------------------


Equity Value

Sunrise                  $1,105.4
Alternative Living       $1,043.2
CareMatrix                 $516.9
ASTROS                     $488.2
Asst. Living               $329.7
Brookdale                  $270.4
Amer. Retirement           $257.8
ARV Assisted               $212.8
Emeritus                   $142.2


LTM Revenues

Alternative Living         $130.7
Emeritus                   $117.8
ARV Assisted                $95.6
Amer. Retirement            $94.2
Sunrise                     $89.9
CareMatrix                  $73.2
ASTROS                      $68.9
Asst. Living                $48.7
Brookdale                   $40.7


EBITDAR Margin

Brookdale                    40.6%
Asst. Living                 38.0%
Amer. Retirement             30.1%
ASTROS                       30.0%
CareMatrix                   27.1%

Alternative Living           25.0%
Sunrise                      22.9%
Emeritus                     18.2%
ARV Assisted                 16.4%



Lease Adj. Enterprise Value

Sunrise                  $1,226.3
Alternative Living       $1,189.1
Emeritus                   $572.9
ASTROS                     $561.6
CareMatrix                 $549.4
Amer. Retirement           $477.8
Asst. Living               $473.5
ARV Assisted               $455.4
Brookdale                  $428.4


Owned, Leased & Managed Beds (*Units)

Alternative Living         10,228
Emeritus                    8,690 *
ARV Assisted                8,197 *
Amer. Retirement            6,989
Sunrise                     5,750
ASTROS                      5,247 *
Asst. Living                5,235 *
Brookdale                   3,080 *
CareMatrix                  2,562


Net Income Margin

ASTROS                       10.7%
CareMatrix                    9.0%
Asst. Living                  8.6%
Sunrise                       4.5%
Amer. Retirement              4.0%
Brookdale                      NM
Alternative Living             NM
ARV Assisted                   NM
Emeritus                       NM



Note: Selected companies as of 4/09/98 and ASTROS at $20.25 per share.


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PROJECT SLUGGER                    -18-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

           SELECTED PUBLIC ASSISTED LIVING COMPANY STATISTICS
-------------------------------------------------------------------------

Lease Adj. Revenue Multiple

Sunrise                            13.6x
Brookdale                          10.5x
Asst. Living                        9.7x
Alternative Living                  9.1x
ASTROS                              8.2x
CareMatrix                          7.5x
Amer. Retirement                    5.1x
Emeritus                            4.9x
ARV Assisted                        4.8x

Calendar 1998 P/E

Sunrise                            44.1x
Brookdale                          37.9x
Amer. Retirement                   36.3x
Alternative Living                 35.9x
ASTROS                             35.4x
Asst. Living                       32.9x
CareMatrix                         30.1x
ARV Assisted                          NM
Emeritus                              NM


I/B/E/S Growth Rate

Brookdale                          40.0%
Asst. Living                       37.3%
Sunrise                            37.0%
Amer. Retirement                   36.3%
ASTROS                             33.9%
Alternative Living                 33.8%
CareMatrix                         31.4%
ARV Assisted                       29.2%
Emeritus                           23.8%


Lse Adj. Ent. Val per O, L & M Bed (*Units)

CareMatrix                       $214.4
Sunrise                          $213.3
Brookdale                        $139.1*
Alternative Living               $116.3
ASTROS                           $107.0*
Asst. Living                      $90.4*
Amer. Retirement                  $68.4
Emeritus                          $65.9*
ARV Assisted                      $55.6*



Calendar 1999 P/E

Sunrise                            30.5x
Brookdale                          29.1x
Amer. Retirement                   24.3x
Asst. Living                       22.8x
Alternative Living                 22.6x
CareMatrix                         22.4x
ASTROS                             22.3x
ARV Assisted                          NM
Emeritus                              NM


Cal. 1998 P/E to Growth

Sunrise                           119.2%
Alternative Living                106.1%
ASTROS                            104.4%
Amer. Retirement                   99.9%
CareMatrix                         96.0%
Brookdale                          94.6%
Asst. Living                       88.2%
ARV Assisted                          NM
Emeritus                              NM


  Note: Selected companies as of 4/09/98 and ASTROS at $20.25 per share.

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PROJECT SLUGGER                    -19-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

-------------------------------------------------------------------------



        Implied Price Per Share Based on Recent M&A Transactions



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PROJECT SLUGGER                    -20-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

       VALUATION BASED ON SELECTED RECENT PUBLIC M&A TRANSACTIONS
-------------------------------------------------------------------------
              (dollars in millions, except per share data)


                                                        ALI/   Prometheus/ Whitehall/  Prometheus/              ASTROS
                                                        SGH      Kapson       ILC         ARV        Mean     (@ $20.25)
                                                      -------- ----------- ----------  -----------  ------    ----------

     Month Announced:                                  Jul-97    Jul-97     May-97      Jul-97       ----       Apr-98

     Lease Adj. Enterprise Purchase Price:             $191.1    $249.6     $118.0     $377.1      $233.9       $561.6

Transaction as a Multiple of:
     LTM Revenues                                        9.0x      7.6x       4.4x        4.0x        6.2x        8.2x
     LTM EBITDAR                                        46.3x     40.5x      28.3x       14.9x       32.5x       27.2x
     LTM Net Income                                     45.0x        NM         NM          NM       45.0x       66.1x
     Current Beds - Owned, Lsd & Mngd ($ in 000's)      $65.7    $113.4      $47.6       $61.3      $72.0      $107.0
     1 Yr Fwd Net Income (a)                            28.3x     47.2x         NM          NM       37.7x       35.4x
     2 Yr Fwd Net Income (a)                            22.0x        NA         NA          NA       22.0x       22.3x

Implied ASTROS Per Share Value as a Multiple of:
     LTM Revenues                                     $22.62     $18.76      $9.71       $8.57     $14.91
     LTM EBITDAR                                      $35.61     $30.98     $21.12      $10.00     $24.43
     LTM Net Income                                   $14.17         NM         NM          NM     $14.17
     Beds (Owned, Leased & Managed)                   $11.60     $21.56      $7.53      $10.62     $12.83
     1 Yr Fwd Net Income (a)                          $16.44     $26.59         NM          NM     $21.51
     2 Yr Fwd Net Income (a)                          $20.05       ----       ----        ----     $20.05





---------------------------------------------------
(a) I/B/E/S estimates based on date of announcement.
    ASTROS are Company projections.


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PROJECT SLUGGER                    -21-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

              MARGIN ANALYSIS OF RECENT M&A TRANSACTIONS
-------------------------------------------------------------------------

                         ALI/    Prometheus/ Whitehall/  Prometheus/
                         SGH       Kapson       ILC         ARV      Mean    ASTROS
                       --------- ----------- ----------- ---------- ------  --------
Margins:
LTM EBITDAR              19.5%     18.8%       15.4%       26.7%     20.1%   30.0%

LTM EBITDA                 NM      15.0%        5.3%       10.8%     10.4%   29.1%

1 Yr Fwd Net Income (a)  18.3%     11.9%        9.3%        0.7%     10.1%   10.1%

2 Yr Fwd Net Income (a)  23.6%        NA          NA          NA     23.6%   11.2%



-----------------------------------------------------
(a) I/B/E/S estimates based on date of announcement.
    ASTROS are Company projections.


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PROJECT SLUGGER                    -22-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

-------------------------------------------------------------------------


                      Discounted Cash Flow Analysis


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PROJECT SLUGGER                    -23-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

                      DISCOUNTED CASH FLOW ANALYSIS
-------------------------------------------------------------------------


                               [BAR CHART]

            10.0x     11.0x   12.0x
            ----      -----   -----
17.50%     $12.64    $15.50   $18.37

15.00%     $15.24    $18.41   $21.58

12.50%     $18.21    $21.73   $25.25



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PROJECT SLUGGER                    -24-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

                      DISCOUNTED CASH FLOW ANALYSIS
-------------------------------------------------------------------------
                  (in thousands, except per share data)

Fiscal Year Ended December 31,                         1998P          1999P          2000P          2001P          2002P
------------------------------                       ---------      ---------      ---------      ---------      ---------
Revenue                                               $136,558       $195,524       $263,150       $342,298       $414,720

EBITDAR                                                $43,646        $69,318        $97,065       $127,539       $157,773

EBIT                                                    25,969         45,812         67,395         91,548        116,691

EBIT After Tax (a)                                      15,582         27,487         40,437         54,929         70,015

  plus: Depreciation & Amortization                     14,025         19,050         24,299         30,043         35,104
  less: Use of Non-cash Working Capital (Source)         2,856            198         (3,127)        (3,220)        (1,928)

  less: Capital Expenditures                           184,306        135,003        152,691        158,259        126,020
                                                     ---------      ---------      ---------      ---------      ---------

Unlevered Free Cash Flow                             ($157,555)      ($88,664)      ($84,829)      ($70,067)      ($18,973)
                                                     =========      =========      =========      =========      =========


-------------------------------------------------------------------------


                               PV of Terminal Value as of 3/31/98
             PV Cash        Multiple of 2002 EBITDAR ($157.8 million)       Less:               Implied Equity Valuation
Discount   Flows as of      -----------------------------------------    Net Debt (b)    ---------------------------------------
  Rate       3/31/98           10.0 x         11.0 x         12.0 x        @ 3/31/98        10.0 x        11.0 x        12.0 x
--------   -----------      -----------    -----------    -----------    ------------    -----------   -----------   -----------
  12.5%     ($333,439)        $901,692       $991,862      $1,082,031      ($132,353)      $435,901      $526,070      $616,240
  15.0%     ($320,124)        $812,303       $893,534        $974,764      ($132,353)      $359,827      $441,057      $522,288
  17.5%     ($307,812)        $733,421       $806,763        $880,105      ($132,353)      $293,256      $366,598      $439,940

---------------
(a) Assumes a 40.0% tax rate.                                                               Implied Equity Valuation per Share
(b) Based on 3/31/98 cash of $137.4 million, debt of $259.4                Discount      ---------------------------------------
million and LTM capitalized leases of $10.3 million.                         Rate           10.0 x        11.0 x        12.0 x
Source: Company projections                                              -----------     -----------   -----------   -----------
                                                                             12.5%          $18.21        $21.73        $25.25
                                                                             15.0%          $15.24        $18.41        $21.58
                                                                             17.5%          $12.64        $15.50        $18.37



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PROJECT SLUGGER                    -25-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

-------------------------------------------------------------------------


        Implied Price Per Share Based on Selected Public Companies


-------------------------------------------------------------------------
PROJECT SLUGGER                    -26-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

          VALUATION BASED ON SELECTED PUBLICLY TRADED COMPANIES
-------------------------------------------------------------------------
             (dollars in millions, except per share data)

                                                               Implied Price Per Share Based on Multiples of
                                                                     Selected Assisted Living Companies
                                               ASTROS          ---------------------------------------------
                                             Statistics           Mean                   Range
                                             ----------        ----------    -------------------------------
LTM Revenues                                    $68.9            $20.24          $10.89   -        $35.01

LTM EBITDAR                                     $20.6            $23.30          $11.75   -        $46.40

Current Beds (Owned, Leased & Managed)          5,247            $22.99           $9.32   -        $42.25



Cal. 1998 Net Income (a)                        $13.8            $20.68          $17.42   -        $24.95

Cal. 1999 Net Income (a)                        $21.9            $22.84          $20.34   -        $27.33


------------------
(a) Company projections.



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PROJECT SLUGGER                    -27-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

          VALUATION BASED ON SELECTED PUBLICLY TRADED COMPANIES
-------------------------------------------------------------------------
              (dollars in millions, except per share data)


                                                           ASTROS                             Selected Industry
                                                   ----------------------                     Company Multiples
                                                                 Implied           --------------------------------------
                                                   Statistics   Multiples             Mean                Range
                                                   ----------   ---------          ----------    ------------------------
Purchase Price                                                    $20.25


    LTM Revenues                                       $68.9       8.2 x               8.1 x       4.8 x   -      13.6 x

    LTM EBITDAR                                        $20.6      27.2 x              31.0 x      16.9 x   -      59.7 x

    Current Beds - Owned, Lsd & Mngd ($ in 000's)      5,247      $107.0              $120.4       $55.6   -      $214.4




    Cal. 1998 Net Income (a)                           $13.8      35.4 x              36.2 x      30.1 x   -      44.1 x

    Cal. 1999 Net Income (a)                           $21.9      22.3 x              25.3 x      22.4 x   -      30.5 x


------------------
(a) Source: Company projections.



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PROJECT SLUGGER                    -28-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

-------------------------------------------------------------------------


                         Premiums Paid Analysis


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PROJECT SLUGGER                    -29-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

                         PREMIUMS PAID ANALYSIS
-------------------------------------------------------------------------

                                          ASTROS           Implied
One Day Prior to:                          Price      Premium (@ $20.25)
                                         --------     ------------------
  Vencor Announcement (2/1/98)            $18.13            11.7%
  ASTROS Announcement (2/24/98)           $20.88            -3.0%
  Transaction Announcement (4/9/98)       $19.13             5.9%

One Month Prior to:

  Vencor Announcement (1/2/98)            $17.50            15.7%
  ASTROS Announcement (1/26/98)           $17.19            17.8%
  Transaction Announcement (3/9/98)       $20.00             1.3%

-------------------------------------------------------------------------

                                                                   Range
                                                           ----------------------
One Day Prior to:                          Mean              Low           High
                                         --------          --------      --------
  All Deals (115) (a)                      25.0%            -10.3%         80.0%
  Health Care (18) (b)                     21.1%            -10.3%         64.9%
  Health Care Services (8) (c)             28.4%              4.0%         64.9%
  Assisted Living (4) (d)                  22.4%              9.4%         30.3%


One Month Prior to:

  All Deals (115) (a)                      38.8%             -9.1%         98.4%
  Health Care (18) (b)                     35.9%             -9.1%         87.2%
  Health Care Services (8) (c)             42.0%             16.0%         87.2%
  Assisted Living (4) (d)                  40.3%             23.1%         67.3%

------------------
(a) Selected completed deals between $400 million and $800 million.
(b) Selected completed health care deals between $400 million and $800 million.
(c) Selected completed health care services deals between $400 million and $800 million.
(d) Selected assisted living deals.
Source: Securities Data Corporation.



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PROJECT SLUGGER                    -30-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

-------------------------------------------------------------------------


                                Appendix


-------------------------------------------------------------------------
PROJECT SLUGGER                    -31-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

-------------------------------------------------------------------------


              ASTROS Financial and Stock Price Information


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PROJECT SLUGGER                    -32-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

              ASTROS HISTORICAL AND PROJECTED BALANCE SHEET
-------------------------------------------------------------------------
                         (dollars in thousands)


                                                                    Period Ended December 31,
                                  ---------------------------------------------------------------------------------------------
                                    1996A         1997A         1998P         1999P         2000P         2001P         2002P
                                  ---------     ---------     ---------     ---------     ---------     ---------     ---------
Balance Sheet Data:
   Cash & Cash Equivalents          $65,238      $188,294       $33,014        $7,684        $7,587       $13,547       $20,857
   Total Assets                     209,782       475,463       490,913       584,254       712,682       846,743       944,592

   Total Debt                        95,207       256,847       258,705       326,046       418,061       504,897       544,440

   Shareholders' Equity             $88,946      $192,839      $206,640      $228,573      $258,991      $300,128      $353,639
                                  ---------     ---------     ---------     ---------     ---------     ---------     ---------

-------------------------------------------------------------------------------------------------------------------------------

Coverage and Leverage Data:
   Total Debt / Capitalization        51.7%         57.1%         55.6%         58.8%         61.7%         62.7%         60.6%

   Total Debt / EBITDA                 5.9x         12.8x          6.5x          5.0x          4.6x          4.2x          3.6x

   EBITDA / Interest                   3.7x          3.7x          4.1x          5.7x          4.9x          4.8x          5.0x


------------------
Source: Company projections.


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PROJECT SLUGGER                    -33-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

                       ASTROS STOCK PRICE HISTORY
-------------------------------------------------------------------------
                           IPO Through 4/09/98

                               [LINE CHART]

           Stock Price
           -----------

8/20/96         10       August 20, 1996: ASTROS completes the sale of
                         5.0 million shares in its initial public
                         offering at $10.00 per share.
8/21/96         11.5
8/22/96         11.625
8/23/96         11.625
8/26/96         11.5
8/27/96         11.375
8/28/96         11.6875
8/29/96         12.125
8/30/96         12.25
9/3/96          12
9/4/96          11.875
9/5/96          12
9/6/96          12
9/9/96          12
9/10/96         12.125
9/11/96         11.5
9/12/96         12
9/13/96         12.375
9/16/96         12.75
9/17/96         12.75
9/18/96         13
9/19/96         12.75
9/20/96         12.875
9/23/96         12.75
9/24/96         12.25
9/25/96         12.25
9/26/96         12.5
9/27/96         12
9/30/96         12.5
10/1/96         12.875
10/2/96         12.625
10/3/96         12.5
10/4/96         12.5
10/7/96         12.25
10/8/96         12.75
10/9/96         12.5
10/10/96        12.5
10/11/96        12.5
10/14/96        12.625
10/15/96        13.125

10/16/96        13.5
10/17/96        13.875
10/18/96        13.625
10/21/96        13.125
10/22/96        13.25    October 22, 1996: ASTROS releases third-quarter
                         EPS of $0.10 vs. analysts estimates of $0.09.
10/23/96        13.375
10/24/96        12.6875
10/25/96        12.625
10/28/96        12.5
10/29/96        12.5
10/30/96        12.625
10/31/96        12.625
11/1/96         12.375
11/4/96         12.625
11/5/96         12.625
11/6/96         12.625
11/7/96         12.5
11/8/96         12.625
11/11/96        12.5
11/12/96        12.25
11/13/96        11.75
11/14/96        11.125
11/15/96        11.5
11/18/96        11
11/19/96        10.75
11/20/96        10.5
11/21/96        10.5
11/22/96        10.5
11/25/96        10.375
11/26/96        10.375
11/27/96        10.5
11/29/96        10.125
12/2/96         9.25
12/3/96         9.875
12/4/96         10.625
12/5/96         10.75
12/6/96         10.875
12/9/96         10.75
12/10/96        11.625
12/11/96        11.375
12/12/96        11.5
12/13/96        11
12/16/96        11.25
12/17/96        11.125
12/18/96        10.875
12/19/96        10.875
12/20/96        11
12/23/96        11
12/24/96        10.5
12/26/96        10.375
12/27/96        10.375
12/30/96        10.375
12/31/96        10.25

1/2/97          10.25
1/3/97          10.125
1/6/97          10.25
1/7/97          10
1/8/97          10
1/9/97          10
1/10/97         10.5
1/13/97         11.5
1/14/97         11.5
1/15/97         11.75
1/16/97         11.875
1/17/97         11.8125
1/20/97         12.25
1/21/97         12
1/22/97         11.75
1/23/97         11.625
1/24/97         11.625
1/27/97         11.75
1/28/97         11.875
1/29/97         12.25
1/30/97         12.25
1/31/97         12.25
2/3/97          12.5625
2/4/97          12.625
2/5/97          12.25
2/6/97          12.625
2/7/97          12.125
2/10/97         11.75
2/11/97         12.25    February 11, 1997: ASTROS releases
                         fourth-quarter EPS of $0.08 vs. analysts
                         estimates of $0.08.
2/12/97         13
2/13/97         12.875
2/14/97         13.5
2/18/97         13.25
2/19/97         12.375
2/20/97         12
2/21/97         12.5
2/24/97         12.5
2/25/97         12.5625
2/26/97         12.75
2/27/97         12.625
2/28/97         12.25
3/3/97          11.75
3/4/97          12
3/5/97          11.5
3/6/97          11.75
3/7/97          11.75
3/10/97         11.75
3/11/97         12.25
3/12/97         12.25
3/13/97         12
3/14/97         11.75    March 14, 1997: ASTROS announces the acquisition
                         of five community development sites from Carra.

3/17/97         12
3/18/97         12
3/19/97         11.78125
3/20/97         12
3/21/97         12.25
3/24/97         12
3/25/97         11.5
3/26/97         11.1875
3/27/97         11.375
3/31/97         10.5
4/1/97          11
4/2/97          10.75
4/3/97          10.875
4/4/97          11
4/7/97          10.75
4/8/97          10.625
4/9/97          10.75
4/10/97         10.625
4/11/97         10.625
4/14/97         10.875
4/15/97         10.875
4/16/97         11.125
4/17/97         11
4/18/97         11.125
4/21/97         11.125   April 21, 1997: ASTROS releases first-quarter
                         EPS of $0.10 vs. analysts estimates of $0.10.
4/22/97         10.75
4/23/97         10.75
4/24/97         10.75
4/25/97         11
4/28/97         10.75
4/29/97         11.125
4/30/97         11.25
5/1/97          11.25
5/2/97          11.5
5/5/97          11.5
5/6/97          11.25
5/7/97          11
5/8/97          11.5
5/9/97          11.5
5/12/97         12.25
5/13/97         12
5/14/97         12.5
5/15/97         12.75
5/16/97         12.375
5/19/97         12.25
5/20/97         12.125
5/21/97         12.375
5/22/97         12.375
5/23/97         12.375
5/27/97         12.375
5/28/97         12.25
5/29/97         13.375
5/30/97         13.25

6/2/97          13.375
6/3/97          13.875
6/4/97          14.125
6/5/97          13.875
6/6/97          13.5
6/9/97          14
6/10/97         13.75
6/11/97         13.875
6/12/97         13.875
6/13/97         13.875
6/16/97         14.25
6/17/97         14.5
6/18/97         14.625
6/19/97         14.625
6/20/97         14.5
6/23/97         14.125
6/24/97         15
6/25/97         15
6/26/97         14.75
6/27/97         15
6/30/97         15.375
7/1/97          15.625
7/2/97          15.5     July 2, 1997: ASTROS completes a secondary
                         offering of 6.0 million primary shares at $14.00
                         per share.
7/3/97          14.375
7/7/97          14.875
7/8/97          15
7/9/97          15.25
7/10/97         16
7/11/97         16.125
7/14/97         15.5
7/15/97         15.875
7/16/97         15.875
7/17/97         16
7/18/97         15.25
7/21/97         15.5     July 21, 1997: ASTROS releases second-quarter
                         EPS of $0.08 vs. analysts estimates of $0.08.
7/22/97         15.625
7/23/97         16.25
7/24/97         16.25
7/25/97         16.5
7/28/97         17
7/29/97         16.875
7/30/97         16.125
7/31/97         16.25
8/1/97          16.125
8/4/97          17.5
8/5/97          16.75
8/6/97          16.75
8/7/97          17.25
8/8/97          17.625
8/11/97         17.375
8/12/97         17.25

8/13/97         17
8/14/97         16.75
8/15/97         16.75
8/18/97         16.625
8/19/97         16.75
8/20/97         17.5
8/21/97         17.25
8/22/97         17.25
8/25/97         17.625
8/26/97         17.5
8/27/97         17.5625
8/28/97         17.625
8/29/97         17.875
9/2/97          17.875
9/3/97          17.75
9/4/97          17.875
9/5/97          17.5
9/8/97          17.625
9/9/97          17.5
9/10/97         17.5
9/11/97         17.875
9/12/97         17.875
9/15/97         18
9/16/97         17.75
9/17/97         18.625
9/18/97         18.75
9/19/97         18.75
9/22/97         19
9/23/97         18.5
9/24/97         17.875
9/25/97         17.875
9/26/97         18.125
9/29/97         17
9/30/97         18
10/1/97         18.375
10/2/97         18.625
10/3/97         18.625
10/6/97         18.875
10/7/97         18.5625
10/8/97         17.875
10/9/97         16.875   October 9, 1997: ASTROS prices $125 million
                         convertible subordinated notes offering.
10/10/97        16.5625
10/13/97        16.9375
10/14/97        16.9375
10/15/97        17
10/16/97        16.75
10/17/97        16.75
10/20/97        16.1875
10/21/97        17.375
10/22/97        17.5625
10/23/97        17.25
10/24/97        16.875
10/27/97        15.75

10/28/97        16.3125
10/29/97        16.5
10/30/97        16.1875
10/31/97        16.625
11/3/97         16.375
11/4/97         16.5
11/5/97         16.1875
11/6/97         16.5
11/10/97        16.375   November 10, 1997: Overallotment option of $18.8
                         million in convertible subordinated notes
                         exercised.
11/17/97        16.625
11/18/97        16.625
11/19/97        16.625
11/20/97        16.6875
11/21/97        16.75
11/24/97        16.875
11/25/97        16.875
11/26/97        16.75
11/28/97        16.8125
12/1/97         17.25
12/2/97         17.4375
12/3/97         17.4375
12/4/97         17.5
12/5/97         17.5
12/8/97         17.75
12/9/97         17.25
12/10/97        17.125
12/11/97        16.25
12/12/97        16.125
12/15/97        16.625
12/16/97        16.875
12/17/97        17
12/18/97        16.875
12/19/97        17
12/22/97        16.875
12/23/97        16.75
12/24/97        17
12/26/97        16.625
12/29/97        17.125
12/30/97        17.25
12/31/97        17.125
1/2/98          17.5
1/5/98          17.625
1/6/98          18.25
1/7/98          18
1/8/98          17.5
1/9/98          16.875
1/12/98         17
1/13/98         17.4375
1/14/98         17.71875
1/15/98         17.75
1/16/98         17.625
1/20/98         17.4375

1/21/98         17.25
1/22/98         17.25
1/23/98         17.25
1/26/98         17.1875
1/27/98         18.25
1/28/98         18.0625
1/29/98         18
1/30/98         18.125
2/2/98          17.375   February 2, 1998: ASTROS announces Vencor will
                         seek a strategic investor to purchase its 42%
                         ownership interest in ASTROS.
2/3/98          16.875
2/4/98          16.5
2/5/98          17.625
2/6/98          17.75
2/9/98          17.875
2/10/98         18.25
2/11/98         19.125
2/12/98         19.5
2/13/98         19.375   February 13, 1998: ASTROS releases
                         fourth-quarter EPS of $0.10 vs. analysts
                         estimates of $0.09.
2/17/98         19.96875
2/18/98         20.0625
2/19/98         20
2/20/98         20.125
2/23/98         20.4375
2/24/98         20.875
2/25/98         20.75    February 25, 1998: ASTROS announces receipt of
                         several proposals for business combinations in
                         the low $20's.
2/26/98         20.1875
2/27/98         20.375
3/2/98          20.125
3/3/98          20.0625
3/4/98          19.875
3/5/98          19.9375
3/6/98          20.03125
3/9/98          20
3/10/98         19.875
3/11/98         20.75
3/12/98         21.25
3/13/98         21.375
3/16/98         21.375
3/17/98         21.125
3/18/98         21
3/19/98         20.9375
3/20/98         20.5
3/23/98         20.3125
3/24/98         20.625
3/25/98         20
3/26/98         19.75
3/27/98         19.75
3/30/98         19.5

3/31/98         19.25
4/1/98          19.75
4/2/98          19.4375
4/3/98          19.25
4/6/98          19.25
4/7/98          18.6875
4/8/98          19.125
4/9/98          19.125


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PROJECT SLUGGER                    -34-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

          ASTROS RELATIVE STOCK PRICE PERFORMANCE (IPO-4/09/98)
-------------------------------------------------------------------------


                              [LINE CHART]

                                                         Selected Assisted
              ASTROS (+91.3%)    S&P 500 (+66.8%)    Living Companies (+59.1%)
              ---------------    ----------------    -------------------------

                        [<PLOT POINTS ARE OMITTED]










------------------
Note: Comparable companies include: ACR, ALF, ALI, BLCI, CMD, ESC, SNRZ, & SRS.

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PROJECT SLUGGER                    -35-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

                      ASTROS VOLUME AT PRICE GRAPH
-------------------------------------------------------------------------
                          IPO to April 9, 1998

                               [BAR CHART]

                       Total Volume: 44.9 million
                    Turnover (% of Float (a)): 360.1%

                       Percentage of Shares Traded

                     At This (b)         Below This
                    -----------         ----------

$ 9.00                 1.2%                0.0%
$10.00                 7.5%                1.2%
$11.00                 6.5%                8.7%
$12.00                 7.8%               15.2%
$13.00                 3.6%               23.0%
$14.00                 8.1%               26.6%
$15.00                 4.6%               34.7%
$16.00                16.4%               39.4%
$17.00                12.4%               55.8%
$18.00                 4.6%               68.2%
$19.00                 8.9%               72.8%
$20.00                15.0%               81.7%
$21.00                 3.3%               96.7%


(a) Source: CDA Spectrum as of 4/9/98.
(b) Refers to specified price or any decimal value of that price.


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PROJECT SLUGGER                    -36-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

-------------------------------------------------------------------------


                Selected Public Assisted Living Companies


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PROJECT SLUGGER                    -37-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

           SELECTED PUBLIC ASSISTED LIVING COMPANY STATISTICSS
-------------------------------------------------------------------------
              (dollars in millions, except per share data)


                                          -------------------------------------  ----------------------------------------
                                                     Market Statistics                      Valuation Benchmarks
                                          -------------------------------------  ----------------------------------------
                                                                                    Lse Adj Ent Value as a Multiple of
                                          Stock Price     Equity     Lease Adj.  ----------------------------------------
Company                                   04/09/98        Value     Ent. Value   LTM Revenues    LTM EBITDAR   O,L&M Beds
---------------------------------------  -----------    --------   -----------   ------------    -----------   ----------
American Retirement Corporation              $22.13       $257.8       $477.8       5.1 x          16.9 x         $68.4
Alternative Living Services, Inc.            $33.00     $1,043.2     $1,189.1       9.1 x          36.4 x        $116.3
Assisted Living Concepts, Inc.               $20.06       $329.7       $473.5       9.7 x          25.6 x         $90.4 *
ARV Assisted Living, Inc.                    $13.31       $212.8       $455.4       4.8 x          29.1 x         $55.6 *
Brookdale Living Communities, Inc.           $26.50       $270.4       $428.4      10.5 x          25.9 x        $139.1 *
Emeritus Corporation                         $13.50       $142.2       $572.9       4.9 x          26.7 x         $65.9 *
CareMatrix Corporation                       $28.63       $516.9       $549.4       7.5 x          27.7 x        $214.4
Sunrise Assisted Living, Inc.                $44.56     $1,105.4     $1,226.3      13.6 x          59.7 x        $213.3

-------------------------------------------------------------------------------------------------------------------------
Mean:                                                                               8.1 x          31.0 x        $120.4
-------------------------------------------------------------------------------------------------------------------------

ASTROS                                       $20.25       $488.2       $561.6       8.2 x          27.2 x        $107.0 *


                                       -----------------------------  ---------------------     ---------       ---------
                                            Valuation Benchmarks         Growth Rates           Capacity         Margins
                                       -----------------------------  ---------------------     ---------       ---------
                                       Equity Value as a Multiple of
                                       -----------------------------            1998 P/E to      O,L & M            LTM
Company                                  Cal '98 EPS   Cal '99 EPS    I/B/E/S   Growth Rate       Beds            EBITDAR
----------------------------------     --------------  -----------    --------  -----------     ---------         -------
American Retirement Corporation              36.3 X       24.3 x        36.3%       99.9%         6,989           30.1%
Alternative Living Services, Inc.            35.9 x       22.6 x        33.8%      106.1%        10,228           25.0%
Assisted Living Concepts, Inc.               32.9 x       22.8 x        37.3%       88.2%*        5,235 *         38.0%
ARV Assisted Living, Inc.                       NM          NA          29.2%         NM *        8,197 *         16.4%
Brookdale Living Communities, Inc.           37.9 x       29.1 x        40.0%       94.6%*        3,080 *         40.6%
Emeritus Corporation                            NM          NM          23.8%        NM *         8,690 *         18.2%
CareMatrix Corporation                       30.1 x       22.4 x        31.4%       96.0%         2,562           27.1%
Sunrise Assisted Living, Inc.                44.1 x       30.5 x        37.0%      119.2%         5,750           22.9%

-----------------------------------------------------------------------------------------------------------------------
Mean:                                        36.2 x       25.3 x        33.6%      100.7%         6,341           27.3%
-----------------------------------------------------------------------------------------------------------------------

ASTROS                                       35.4 x       22.3 x        33.9%     104.4%*         5,247 *         30.0%

* Units used in calculation.

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PROJECT SLUGGER                    -38-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

-------------------------------------------------------------------------


                            Ownership Summary


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PROJECT SLUGGER                    -39-             [LOGO] BT ALEX.BROWN
                                                           Incorporated

ASTROS OWNERSHIP SUMMARY

-------------------------------------------------------------------------

                                                             Percent of
Institutional Holdings (a)                  Shares Held      Outstanding
--------------------------                  -----------      -----------
Dresdner Rcm Global Invt                     1,835,500           7.9%
Wellington Management Co                     1,704,600           7.3%
American Express Finl                        1,084,000           4.6%
Hl Invt Advisors Inc                           961,000           4.1%
Scudder Kemper Invts Inc                       497,500           2.1%
Bessemer Trust Co N A                          358,227           1.5%
Delaware Management Co                         350,800           1.5%
Standish Ayer & Wood Inc                       349,500           1.5%
Essex Investment Mgmt Co                       347,905           1.5%
Strong Capital Mgmt Inc                        345,100           1.5%
Nicholas-Applegate Cap.                        333,000           1.4%
Chartwell Invt Partners                        325,100           1.4%
Bessemer Trust Company                         317,143           1.4%
Chancellor Lgt Asset Mgt                       291,700           1.2%
Palisade Capital Mgt Llc                       263,612           1.1%
Columbia Management Co                         261,000           1.1%
Mentor Invt Advisors Llc                       256,150           1.1%
AIM Mgmt Group Inc                             252,400           1.1%
Haven Capital Management                       152,400           0.7%
State Street Resr & Mgmt                       147,500           0.6%
Barclays Bank Plc                              146,855           0.6%
Peregrine Capital Mgmt                         141,500           0.6%
Prudential Ins Co/Amer                         125,100           0.5%
Bessemer Trust Co/Fla                           94,480           0.4%
Mastrapasqua & Assocs                           82,690           0.4%
AON Corporation                                 75,000           0.3%
   All Other Institutional Holders             452,423           1.9%
                                            ----------          -----
Total                                       11,552,185          49.4%


                                                               Percent of       Options
Insider Holdings (b)                           Shares Held    Outstanding(c)  Outstanding
--------------------                           -----------    --------------  -----------
W. Bruce Lunsford (Chairman) (d)               10,090,000        43.2%           90,000
W. Patrick Mulloy (President and CEO)              36,635         0.2%          500,000
Andy L. Schoepf (COO & Director)                  636,487         2.7%          235,000
J. Timothy Wesley (CFO & VP of Dvlpt)               6,500         0.0%          235,000
R. Gene Smith (Director)                           67,500         0.3%           15,000
Thomas T. Ladt (Director)                          25,535         0.1%           15,000
Peter J. Grua (Director)                            9,500         0.0%           15,000
William C. Ballard, Jr. (Director)                 23,000         0.1%           15,000
Sandra Harden Austin (Director)                     7,500         0.0%           15,000
                                               ----------        -----        ---------
Total                                          10,902,657        46.6%        1,135,000


Institutional Holdings                         11,552,185        49.4%
Insider Holdings                               10,902,657        46.6%
Retail and Other Holdings                         926,395         4.0%
                                               ----------       ------
Total Shares Outstanding(e)                    23,381,237       100.0%
                                               ==========       ======

----------------------------------
(a) Source: CDA Spectrum as of April 6, 1998.
(b) Source: Company as of March 26, 1998.
(c) Excludes outstanding options.
(d) Includes 10,000,000 shares held by Vencor.
(e) Source: Company as of March 26, 1998.

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PROJECT SLUGGER                   -40-               [LOGO] BT ALEX.BROWN
                                                             Incorporated